                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 9, 2006

                                  Uphonia, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      0-28008             13-3750708
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 (State or Other Jurisdiction of        (Commission        (I.R.S. Employer
 Incorporation or Organization)         File Number)      Identification No.)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania         19462
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                             SmartServ Online, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

The  Company  has  filed  on June 9,  2006  with  the  Securities  and  Exchange
Commission a  withdrawal  of its  Registration  Statement on Form SB-2 (File No.
333-115462)  which covers the resale by certain of its  security  holders of the
Company's  common  stock and the  issuance  by the  Company  of common  stock in
payment  of  preferred  stock   dividends.   The  Company  is  withdrawing  such
Registration  Statement  because it may be engaging in a private offering of its securities.  There can be no assurance  that the Company will undertake any such private offering, or that any such private offering may be consummated.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits - None.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UPHONIA, INC.

Dated:  June 9, 2006              By: /s/ Robert M. Pons
                                           Robert M. Pons,
                                           Chief Executive Officer